
EVERY DAY
WE STRIVE TO CONNECT, SERVE AND ENTERTAIN
MILLIONS OF BUZZTIME FANS.
buzztime
SPORTS
FOOTBALL EDITION
buzztime

Safe Harbor

This presentation contains forward-looking statements which reflect management's current views of future events and operations, including but not limited to statements about our growth plans, product and platform development, new revenue, customer development, improved customer and consumer satisfaction and the number of locations, players and games. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include the risks of unsuccessful execution or launch of products, platforms or brands, risks associated with customer retention and growth plans, the impact of alternative entertainment options and technologies and competitive products, brands, technologies and pricing, adverse economic conditions, and the regulatory environment, failure of customer and/or player acceptance or demand for new or existing products, lower market acceptance or appeal of both existing and new products and services by particular demographic groups or audiences as a whole, termination of partnership and contractual relationships and technical problems or outages. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this presentation are based on information available to us on the date hereof. These statements speak only as of the date hereof, and except as required by law NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.

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DELIVERING INTERACTIVE ENTERTAINMENT AND INNOVATIVE DINING TECHNOLOGY TO BARS AND RESTAURANTS IN NORTH AMERICA.

31 YEARS IN HOSPITALITY

9MM REGISTERED PLAYERS

55,000 TABLETS DEPLOYED

115 MM GAMES PLAYED/YEAR

Key Investment Highlights

Strong player base: 9MM registered players

- Attracts venues
- Opportunity to expand role & revenue share

Venue-driven recurring revenue model

- Experience-focused chains
- Independent locations

New platform, content & features delivering

- 69% of installed base at Q3 2016
- Menu & Order in Pilot deployment

Improved management & profit structure

- Improving quality & reducing costs with strategic partners

Improving the Guest Experience


waste
Wait for table 5 min
Wait to order 5 min
Wait for food 10-30 min
Wait for check 5 min
Wait for receipt 5 min
Arrive
Sit - 1min
Order – 2min
Eat – 10min
Pay – 2min
Leave – 1min
value
46 Minute Experience:
30 Minutes of Waste, 16 Minutes of Value

Opportunities to improve service AND deliver better guest experiences

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Providing Network Effect
Benefits Venues & Players

VENUES

Value & Fun

PLAYERS


$4 B
Market
Potential

Customers

~150K restaurants
11B guests/year

+175MM
player potential

Market Growth
Creating Buzztime Opportunity

MARKET PENETRATION*


5% Adoption

TABLET GROWTH*


0
10K
200K
2MM
2005
2010
2015
2020

*company estimates based on aggregated industry data

Competitive Landscape

DWELL
(Entertainment)

Trivia, Music, Games
Live entertainment

CONVENIENCE
(Payment)

Mobile, Kiosk, Self-Service


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LOYALTY
(Engagement)

Programs, Surveys

EFFICIENCY
(Table Turn)

Server handhelds, Order ahead

Long-term Growth Strategy

INDEPENDENT
Chief Need: Value & Price

ENTERPRISE
Chief Need: Order & Pay

ADJACENCIES
Chief Need: Value & Price

SUBSCRIPTION REVENUE	PLAYERS	DATA
Get Profitable	Drive Use	Deliver Insights
PHASE I Profitable growth	**PHASE II** Player growth	**PHASE III** Analytics growth

Expanding Role

Driving Traffic from Outside the Venue


Content
Prizing
Social
Advertising
Email
Venue
Branding

Activating 9MM Registered Players

Partners on Board

FanDuel

FANDANGO

In Pilot

New Platform integrates Payment

Standard Magnetic Swipe



EMV Chip Card Reader



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Integrated into points of service

ORDERING



PAYMENT


EMV
CAPABLE

INSIGHTS


Guest Satisfaction
4.5
5
4.2
Store 1
Store 2
Store 3

AROOGA'S
GRILLE HOUSE & SPORTS BAR

BUFFALO WILD WINGS

DIGITAL DINING™

Higher Tips, Turns, and new insights collected

Go-to-Market Focus

#1 Targeting Experience-focused Chains

- Higher volume per deal
- Longer sales cycle to initial pilots, which may be 6 months
- Greater upside through monetization

ENTERTAINMENT ONLY

SELF-SERVICE DINING + ENTERTAINMENT

LOCATIONS



BEEF 'O' BRADY'S GOOD FOOD, GOOD SPORTS

native grill wings

HURRICANE GRILL & WINGS

CHAINS


+1200
BUFFALO WILD WINGS
OLD CHICAGO
+100
AROOGA'S
+11
+45

Go-to-Market Focus

#2 Growing Independent Channel

- Shorter sales cycles
- Drives player funnel
- Increases network footprint

Direct Channel +

Distribution Partners

Revenue Beyond Subscription



Ads + Data
Transactional
Scaling
Premium Content
Pay to Play
Scaling
NEW Units
Subscription & Hardware
Current
BASE
Subscription & Hardware
Current

69%

Installed base with new technology at Sept 30, 2016

Financial Highlights

	Q3 2016	INITIATIVES	5 YEAR TARGET
VENUES	2,848 as of 9/30	Experienced-focused chains complemented by independent bars & restaurants	10K+
QUARTERLY REVENUE	$5.4M	Increasing ARPU & network monetization	$20M
GROSS MARGIN	68%	Improving production, supply chain & efficiency	+60%
OPERATING MARGIN	-8%	Scalable infrastructure and positive ROI on customer acquisition metrics	+10%

** GM will fluctuate based on sales mix*


CRAFTING THE FUTURE
OF INTEGRATED FUN
Thank you
buzztime